UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
August 15, 2005
Maxtor Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16447	77-0123732
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 894-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT 99.1

Item 8.01 OTHER EVENTS.
     On August 15, 2005, Maxtor Corporation (the “Company”) issued a press release regarding the repurchase of an aggregate principal amount of approximately $94.3 million of its existing 6.80% Convertible Senior Notes due 2010 (the “Old Notes”) for an aggregate price of approximately $95.8 million (including accrued interest) in privately negotiated transactions, and the Company’s plan to make future repurchases of up to an additional approximately $55.7 million of aggregate principal amount of the Old Notes in privately negotiated transactions.
     A copy of a press release announcing the repurchase is attached as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

Exhibit	Description
99.1	Maxtor Corporation press release dated August 15, 2005 regarding repurchase of 6.80% Convertible Senior Notes due 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2005

MAXTOR CORPORATION

By:	/s/ Duston M. Williams

Name:	Duston M. Williams
Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Maxtor Corporation press release dated August 15, 2005 regarding repurchase of 6.80% Convertible Senior Notes due 2010.